SEMT 2026-S1

Due Diligence Narrative Report

October 5, 2026

TABLE OF CONTENTS

Clayton Contact Information	2

Overview	2

Originators	2

Clayton’s Third Party Review (“TPR”) Scope of Work	2

Sampling	2

Loan Grading	3

TPR Component Review Scope	3
SFA Seasoned Loan Compliance Only Review	3
Regulatory Compliance Review	4
Payment History Review	5

Data Capture	5

Data Integrity	6

Data Compare Results	6

Clayton Due Diligence Results	7

Clayton Third Party Reports Delivered	7

Appendix A: Regulatory Compliance Review Scope	8

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CLAYTON CONTACT INFORMATION

Client Service Management:
Chris Turk	Client Service Manager
Phone: (813) 472-6509/E-mail: cturk@clayton.com

Joe Ozment	Director of Securitization
Phone: (813) 261-0733/E-mail: jozment@clayton.com

OVERVIEW

On behalf of Redwood Trust, Clayton conducted an independent third-party pre-securitization due diligence review of 686 residential loans selected for the SEMT 2026-S1 transaction.  The due diligence for Redwood (686 loans) took place between August 2026 and September 2026.

The loans referenced in this narrative report were reviewed at Clayton’s centralized underwriting facilities in Tampa, FL. This narrative report provides information about the original lenders, the scope of work performed by Clayton, and the results of Clayton’s review.

ORIGINATORS

Origination channels for the loans in this review:
Origination Channel	Loan Count	Percentage
Retail	668	97.38%
Broker	15	2.19%
Correspondent Flow without delegated Underwriting	3	0.44%
Total	686	100.00%

CLAYTON’S THIRD PARTY REVIEW (“TPR”) SCOPE OF WORK
The scope of work for this transaction consisted of SFA Seasoned Loan Compliance Only Review, payment history, plus a data integrity check, and were performed in accordance with rating agency1 loan level review standards in place as of the date of the review.

SAMPLING
For all originators in this transaction the loans received a SFA Seasoned Loan Compliance Only Review. For Redwood Trust all of the loans were selected for a SFA Seasoned Loan Compliance Only Review.

1 Standard and Poor’s, Moody’s, Fitch, Kroll , DBRS & Morningstar

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Review Type Loan Counts:
Review Type	Loan Count Reviewed by Clayton	Scope Applied
SFA Seasoned Loan Compliance Only	686	Clayton performed a SFA Seasoned Loan Compliance Only Review.
Total Loan Population	686

LOAN GRADING
The Sponsor Acquisition Criteria referenced above served as the benchmark for grading loans from a credit underwriting, property valuation and regulatory compliance perspective, as applicable.  Each loan received an “initial” and a “final” grade.  The “initial” grade was assigned during the initial loan review.   The “final” grade takes into account additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions.  Clayton’s loan grading is solely based on Clayton’s independent assessment of all guideline exceptions and compensating factors for each of the component reviews.  Clayton is providing a comprehensive loan-level analysis as part of this pre-securitization reporting package that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades, and sets forth compensating factors and waivers.
Clayton’s loan grading complied with rating agency grading definitions published by Moody’s, Standard and Poor’s, Fitch, Morningstar, Kroll and DBRS.

TPR COMPONENT REVIEW SCOPE
Clayton examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields.  Clayton relied on the accuracy of information contained in loan documentation provided to Clayton.

SFA Seasoned Loan Compliance Only Review
Scope of Review
SFA’s industry group discussions revealed that TPR firms currently use internally derived calculations and methodologies in establishing compliance grades for ATR loan reviews. However, in performing an alternative compliance review scope on seasoned performing loans, there is a lack of consistency in how TPR firms utilize borrower pay history and the compliance grades for exceptions identified as part of the review. The lack of consistency includes factors like the number of months being evaluated, the delinquency permissibility, and the impact on the compliance grades.  The eligibility parameters currently may vary by TPR firm when undertaking a seasoned compliance review on a performing loan that is subject to ATR.

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Eligibility Parameters
To be considered for the alternate compliance scope, loans must be seasoned at least 36 months, neither the lender, nor subsequent purchaser(s), nor the investor, nor the TPR Firm has reason to believe the loan failed to comply with the requirements of 12 C.F.R. § 1026.43(c) at or before consummation, and the original terms cannot have been modified. In addition, a loan must meet one of the following parameters:
1.	Fixed Rate Loan;
2.	Adjustable-Rate Mortgage with start rate at or above fully Indexed rate;
3.	Adjustable-Rate Mortgage with initial discounted rate that has seasoned 3 years after the rate adjustment to the fully indexed rate; or
4.	Interest Only loan seasoned 36 months after recast to the fully amortizing payment.

Note: If the loan closed with a payment buydown feature, in addition to the above, the loan must have seasoned 36 months after the buydown subsidy expired.

Compliance Only Review with Pay History and Loan Approval

The review will not perform testing to confirm adherence to 1026.43, however, the other securitization compliance testing remains in scope. (Including but not limited to the anti-predatory lending testing including HPML and TILA rescission, tolerances and TRID testing.)

ATR testing is not performed on these loans, the evaluation is limited to the two positive attribute testing of the pay history and the loan approval being present in the loan file.  The review does not confirm the relevant factors relating to the origination of the mortgage loans in compliance with 1026.43. The third-party review firm would review the complete and accurate payment histories for the preceding 36 months from the mortgage loan servicer and/or loan originator.

REGULATORY COMPLIANCE REVIEW

Clayton’s Regulatory Compliance scope of review conducted on this transaction included the elements summarized below.  (For more detail, please refer to Appendix A and to the guidelines cited above.)

Clayton utilized its proprietary FOCUS engine for regulatory compliance testing.
The scope of the compliance review performed is summarized below:
◾	Tested for certain applicable federal, state and local high cost and/or anti-predatory laws;
◾	Assessed compliance with state specific consumer protection laws by testing late charge and prepayment penalty provisions;
◾	Truth-in-lending/regulation Z (TILA) testing included the following:
-	Notice of Right to Cancel (Right of Rescission) adherence if applicable;
-	TIL Disclosure Timing (3/7/3) and disclosure content;
-	TIL APR and Finance charge tolerances;
-	Timeliness of ARM Disclosures (if applicable);
-	Section 32 APR and Points and Fees Thresholds and prohibited practices;
-	Section 35 Higher Priced Mortgage Loans thresholds and applicable escrow and appraisal requirements;
-	Prohibited Acts or Practices including Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling;
-	Prepayment Penalty restrictions.

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-
TRID: on applicable loans, test compliance with the Integrated Mortgage Disclosure rules under the Real Estate Settlement Procedures Act (Regulation X) and the Truth in Lending Act (Regulation Z) defined under the Dodd-Frank Wall Street Reform and Consumer Protection Act as promulgated by the Consumer Financial Protection Bureau.

◾	Real Estate Settlement Procedures Act (RESPA) laws and regulations testing included:
-	GFE initial disclosure timing and content;
-	Confirmed the file contains the final HUD1 Settlement Statement;
-	GFE to HUD1 evaluation for 0% and 10% fee tolerances;
-	Homeownership Counseling Notice;
-	Affiliated Business Disclosure if applicable.

OF NOTE:  As of October 3, 2015 (“TRID Effective Date”), Clayton commenced testing applicable loans subject to the TRID Effective date against a TRID scope of review that was based on outside counsel’s interpretations of the published regulations as of the TRID Effective Date.  Clayton’s scope was commercially reasonable as it relates to a Third Party Review (“TPR”) firm’s role as TPR conducting an independent third-party pre-securitization due diligence review (“Initial TRID Scope”).  The Initial TRID Scope was created with guidance from outside counsel.

On, February 16th, 2023, SFA published its RMBS TRID Grid 4.0 Compliance Review Scope © documentation, developed under the leadership of members from Third Party Review (“TPR”) firms across the industry and SFA’s RMBS TRID Grid 4.0 Due Diligence, Data and Disclosure Working Group. The RMBS TRID Grid 4.0 Compliance Review Scope was created with an aim to facilitate a uniform testing and risk identification standard as it would apply to an assignee, as a result of a consistent Truth-In-Lending Act liability interpretation according to the understanding of prevailing legal precedent and informal written guidance and webinars offered by the CFPB, as it applies to the Know Before You Owe / Truth In Lending Act (“TILA) – Real Estate Settlement Procedures Act (“RESPA”) Integrated Disclosure (“TRID”) Rule (78 FR 79730, as amended).  RMBS TRID Grid 4.0 Compliance Review Scope may be formally amended by the SFA RMBS 4.0 Due Diligence, Data and Disclosure Working Group as clarifying regulations may be promulgated on a go forward basis, as well as any binding judicial interpretations of the underlying law.

Following the June 15th formal publication of the RMBS TRID Grid 4.0 Compliance Review Scope ©, Clayton reviewed prior testing results dating back to the TRID Effective Date, and applied the enhanced RMBS TRID Grid 4.0 Compliance Review Scope.

Clayton applied the enhanced RMBS TRID Grid 4.0 Compliance Review Scope to all loans in this transaction.

PAYMENT HISTORY REVIEW

Clayton conducted a payment history review on 686 loans provided by the respective seller. 686 loans were reviewed using a 36-month lookback.

DATA CAPTURE
Clayton collected data fields required to create American Securitization Forum (“ASF”). The file format was provided as part of the pre-securitization reporting package.

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DATA INTEGRITY
Clayton utilized its proprietary FOCUS tool to determine tape to file accuracy of each reviewed loan, by completing the following steps:
◾	Tape data received from lender/client is stored in FOCUS;
◾	Loan Reviewer collects validated loan data in FOCUS;
◾	Each received data point is compared to its counterpart collected data point;
◾	Discrepancies found during comparison are stored

DATA COMPARE RESULTS

Clayton provided Redwood Trust with a copy of the Loan Level Tape Compare Upload which shows the differences between the data received by the sellers versus the data captured by Clayton during the loan review.

Summary of data compare results:
Field Name	#	Accuracy %
Combined Loan to Value	27	96.02%
Loan Purpose	56	91.75%
Loan to Value	27	96.02%
Note Rate	93	86.30%
Occupancy	12	98.23%
Original Principal Balance	9	98.67%

Clayton received the following data fields listed below from RWT and provided a summary of the discrepancies above. We did not include the deltas found for borrower names and addresses for PII purposes.
Data Provided	Clayton provided Delta's
Borrower 1 First Time Home Buyer	No
Combined LTV	Yes
Debt to Income Ratio	No
Loan Purpose	Yes
Note Rate	Yes
Occupancy Type	Yes
Original Balance	Yes
Original LTV	Yes
Prepay Penalty Term	No
Property Type	No
Representative Credit Score for Grading	No
Sales Price	No
Borrower 1 First Name	No
Borrower 1 Last Name	No

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Property City	No
Property Street Address	No
Property Zip	No

CLAYTON DUE DILIGENCE RESULTS

Below are the initial and final overall loan grades for this review, as well as the credit, property valuation, and regulatory compliance component review grades.

Initial and Final Regulatory Compliance Grade Results
	Compliance Grade Migration
	Initial
Final		A	B	C	D	Total
	A	483		5	8	496
	B		43	110	34	187
	C			1	2	3
	D					0
	Total	483	43	116	44	686

CLAYTON THIRD PARTY REPORTS DELIVERED

Clayton furnished the following reports on this transaction:
1.	Narrative Report
2.	Attestation Forms
3.	ASF Upload
4.	Conditions Report
5.	HOA Report
6.	Loan Level Tape Compare Upload
7.	Payment History Export
8.	Rating Agency ATR QM Upload
9.	Sale Report
10.	Waived Conditions Summary Report

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APPENDIX A: REGULATORY COMPLIANCE REVIEW SCOPE
This appendix provides an overview of Clayton’s proprietary compliance system for 1‑4 family residential mortgage loans in the due diligence process to determine, to the extent possible and subject to the caveats below, whether the loans comply with federal, state and local laws.  The Disclaimer section explains limitations that you should be aware of.  Additional details on the items listed below as well as Clayton’s state, county and municipal testing can be provided upon request. The compliance engine is fully integrated into Clayton’s proprietary due diligence platform, FOCUS.

Federal Law

A.	RESPA and Regulation X: Loan level analysis on the following:
o	GFE/HUD1: confirm the correct version of the GFE and HUD1 were properly completed under the Regulation X Final Rule that became mandatory on January 1, 2010
o	Initial Good Faith Estimate, (GFE): timing and content of the initial disclosure
o	Final GFE: Verification that increases to fees from the initial GFE were disclosed within 3 days of valid changed circumstance documentation within the loan file
o	Final HUD1 Settlement Statement: verify the loan file contains the final HUD1 and the loan terms on the HUD1 correspond to the actual loan terms from the Note
o
Final GFE to HUD1 tolerance fee evaluation: confirm the fees charged on the HUD1 do not exceed the Final GFE in the 0% or 10% fee tolerance categories, including a review for a Settlement Service Provider List if the lender excludes fees that the borrower can shop for.

o	Affiliated Business Disclosure: if the loan file indicates the lender or broker referred the borrower to a known affiliate, confirm the disclosure was provided to the borrower
o	Homeownership Counseling Notice: for loan applications on or after 1/10/2014, confirm the notice was provided to the borrower within 3 days of application

B.	Truth in Lending Act and Regulation Z - Loan level analysis on the following:
o
TIL Disclosure: Content of Disclosures – perform an independent recalculation of the finance charges and APR to determine whether the amounts disclosed on the final TIL were within allowable tolerances.  Payment schedule accuracy, including under the Mortgage Disclosure Improvement Act for loans applications on or after January 30, 2010. Additional disclosure content with a focus on the consistency of the prepayment penalty disclosure and assumption policy with the note and security instrument.

o
Mortgage Disclosure Improvement Act, (3/7/3 rule): Confirm the timing of the initial TIL disclosure within 3 days of application, 7 days prior to consummation, and corrected TIL disclosures provided at least 3 days prior to consummation for applications received on or after July 30, 2009  (Section 19)

o	ARM Disclosure: confirm these disclosures are in the file within 3 days of application, or 3 days of the borrower discussing ARM programs identified within the loan file
Truth in Lending Act and Regulation Z – (continued)
o	Right of Rescission – Review the disclosure form type, disclosure timing, disclosed dates, other material disclosures, and the loan disbursement (Section 23)
o	High Cost mortgage thresholds for points and fees (Section 32)
o	High Cost Prohibited Acts and Practices upon request (Section 33)
o	Higher Priced Mortgage Loan thresholds for APR in relation to the APOR. Including Escrow and appraisal requirements (Section 35)
o
Prohibited Acts or Practices including testing the Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling (Section 36)

o
TRID: on applicable loans, test compliance with the Integrated Mortgage Disclosure rules under the Real Estate Settlement Procedures Act (Regulation X) and the Truth in Lending Act (Regulation Z) defined under the Dodd-Frank Wall Street Reform and Consumer Protection Act as promulgated by the Consumer Financial Protection Bureau.

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OF NOTE:  As of October 3, 2015 (“TRID Effective Date”), Clayton commenced testing applicable loans subject to the TRID Effective date against a TRID scope of review that was based on outside counsel’s interpretations of the published regulations as of the TRID Effective Date.  Clayton’s scope was commercially reasonable as it relates to a Third Party Review (“TPR”) firm’s role as TPR conducting an independent third-party pre-securitization due diligence review (“Initial TRID Scope”).  The Initial TRID Scope was created with guidance from outside counsel.

On, June 15th, SFA published its RMBS 3.0 TRID Compliance Review Scope © documentation, developed under the leadership of members from Third Party Review (“TPR”) firms across the industry and SFA’s RMBS 3.0 Due Diligence, Data and Disclosure Working Group. The RMBS 3.0 TRID Compliance Review Scope was created with an aim to facilitate a uniform testing and risk identification standard as it would apply to an assignee, as a result of a consistent Truth-In-Lending Act liability interpretation according to the understanding of prevailing legal precedent and informal written guidance and webinars offered by the CFPB, as it applies to the Know Before You Owe / Truth In Lending Act (“TILA) – Real Estate Settlement Procedures Act (“RESPA”) Integrated Disclosure (“TRID”) Rule (78 FR 79730, as amended).  RMBS 3.0 TRID Compliance Review Scope may be formally amended by the SFA RMBS 3.0 Due Diligence, Data and Disclosure Working Group as clarifying regulations may be promulgated on a go forward basis, as well as any binding judicial interpretations of the underlying law.

C.	FACTA - the Credit Score, Key Factors, and Notice to Home Loan Applicant disclosures

D.	HMDA – Whether the loans is Rate Spread threshold reportable.

STATE, COUNTY and MUNICIPAL LAW

A.	Higher-Priced
Clayton test whether a loan meets the thresholds for a higher-priced, rate spread, subprime or nonprime mortgage loan, and whether such loan meets regulatory requirements, in the following states:

Higher-Priced
California	Maryland	New York
Connecticut	Massachusetts (subprime ARMS to first time homebuyers)	North Carolina
Maine	Minnesota

B.	State/Local High Cost
Clayton test whether a loan meets the thresholds for a high cost or covered loan in the following states, counties and municipalities, and also tests for compliance with provisions in such laws that apply to all loans subject to high cost testing:

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State/Local High Cost
Arkansas	Maine	Pennsylvania
California	Maryland	Rhode Island, including the Providence ordinance
Colorado	Massachusetts	South Carolina
Connecticut	Nevada	Tennessee
District of Columbia	New Jersey	Texas
Florida	New Mexico	Utah
Georgia	New York	Vermont (High Rate, High Point law)
Illinois, including the Cook County and Chicago ordinances	North Carolina	Wisconsin
Indiana	Ohio, including Cleveland Heights ordinance
Kentucky	Oklahoma

C.	Anti-Predatory
Several states have laws that do not create a separate class of high cost or higher-priced mortgage loans, but set APR or finance charge ceilings and may also set forth similar anti-predatory lending restrictions as found in high cost laws.  Clayton tests for compliance with such laws in the following states:
•	Minnesota (Mortgage Originator and Service Licensing Act)
•	Puerto Rico (Office Regulation 5722)
•	Texas (Texas Finance Code)
•	West Virginia (Residential Mortgage Lender, Broker and Servicer Act).

D.	Borrower’s Interest
Clayton uses a module that reports to the client the factors that the client can weigh to determine whether or not the loan is in the borrower’s interest, and also makes a mathematical determination as to whether or not there is at least one benefit.  This module is only used in the following states, where the laws or releases by the regulators provide an indication of some standards that can be applied.

Borrower’s Interest
Maine	Ohio	South Carolina
Massachusetts	Rhode Island

E.	Consumer Protection

Several states have laws that neither create a separate class of high cost or higher-priced mortgagee loan, nor impose a ceiling on the overall fees or APR, but nonetheless contain requirements and restrictions on mortgage loans that may impact the assignee or

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the lien.  Clayton tests for compliance with such laws, including late charge and prepayment penalty provisions, in the following states and municipalities:

Consumer Protection
Alabama (the “Mini-code”)	Nebraska (Mortgage Bankers Registration and Licensing Act and the Installment Loan Act)
Hawaii (Financial Services Loan Company Act)	Nevada (AB 440
Idaho (Residential Mortgage Practices Act)	Ohio (Consumer Sales Practices Act; whether the loan is in Summit County)
Illinois (both versions of the Cook County Predatory Lending Database; Illinois Residential Mortgage Licensing Act)	Texas (Article XVI, Section 50(a)(6) of the Texas Constitution)
Iowa (Consumer Credit Code)	Utah (Consumer Credit Code)
Kansas (Consumer Credit Code)	Virginia (Mortgage Lender and Broker Act)
Kentucky (HB 552)	Washington (Consumer Loan Act and Responsible Mortgage Lending Act)
Maryland (DLLR Regulations, Commercial Law)	West Virginia (Consumer Credit Protection Act)
Massachusetts (Attorney General regulations)	Wyoming (Residential Mortgage Practices Act)
Michigan (Consumer Mortgage Protection Act)

See attached Exhibit A - Consumer Protection Laws for additional details on the specific components of the aforementioned Consumer Protection laws that are evaluated as part of the Clayton Compliance Review Scope:

F.	Texas Equity
In addition to identifying whether Texas refinances are cash out transactions subject to the Texas Constitution Article 16 Section 50(a)(6) requirements, Clayton reviews the title report to confirm prior loans being refinanced are continuous purchase money and not (a)(6) loans.  In the event a loan is determined to be a Texas Home Equity loan, the underwriter reviews the loan images to confirm the loan meets the Texas requirements including maximum LTV/CLTV, 3% fee cap, product restrictions and the required disclosures were provided to the borrower in accordance with required timelines.

GSE Testing
Clayton can review loans to determine whether they comply with Fannie Mae’s and Freddie Mac’s Points and Fees threshold tests.  These fee limitations of 5% for all loans with application dates prior to 1/10/2014 were reduced to 3% on Primary and Second Homes for applications on or after 1/10/2014. If requested, loans can be reviewed to determine whether the loan is a residential mortgage transaction ineligible for delivery due to its APR or fees exceeding the HOEPA thresholds.  Clayton offers Lender Letter and non-traditional mortgage testing for Fannie Mae.  (Note: Fannie Mae requires a non-disclosure agreement between the client and Fannie Mae for Clayton to report these results.)

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Disclaimer
Please be advised that Clayton has not determined whether the Loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances, including, but not limited to, licensing and general usury laws that set rate and/or fee limitations, unless listed above. Clayton’s review is focused on issues that raise concerns for secondary market investors and other assignees, based on potential for assignee liability, an adverse impact on the lien, and regulatory, litigation and headline risk.  Clayton’s review is not designed to fully test a lender’s compliance with all applicable disclosure and licensing requirements.  Furthermore, the findings reached by Clayton are dependent upon its receiving complete and accurate data regarding the Loans from loan originators and other third parties.   Please be further advised that Clayton and its employees do not engage in the practice of law, and the findings set forth in the reports prepared by Clayton do not constitute legal advice or opinions.

© 2026 Clayton Services LLC.  All rights reserved.
This material is confidential and may not be copied, used, or distributed without the written permission of Clayton Services LLC.

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